SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 20, 2017

Air T, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35476	52-1206400
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

3524 Airport Road

Maiden, North Carolina 28650

(Address of Principal Executive Offices)

(Zip Code)

(828) 464-8741

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On July 20, 2017, Air T, Inc. (“AirT” or the “Company”) received a notice (the “Notice”) from the Listing Qualifications Department of The Nasdaq Stock Market (“NASDAQ”) indicating that the Company is not in compliance with Listing Rule 5250(c)(1) because the Company has not yet filed its Annual Report on Form 10-K for the fiscal year ended March 31, 2017 (the “Form 10-K”). The Notice has no immediate effect on the listing of the Company’s common stock and the common stock will continue to trade uninterrupted under its current trading symbol, “AIRT,” on the NASDAQ Stock Market.

Under the NASDAQ Listing Rules, the Company has sixty days to submit a plan to NASDAQ as to how it plans to regain compliance with NASDAQ’s continued listing requirements. The Company intends to submit a compliance plan on or prior to that date. If NASDAQ accepts the Company’s plan, NASDAQ can grant an exception of up to 180 calendar days from the Form 10-K’s due date, or until January 10, 2018, to regain compliance. The Company may regain compliance at any time during this 180-day period upon filing with the Securities and Exchange Commission its Form 10-K, as well as all subsequent required periodic financial reports that are due within that period. If NASDAQ does not accept the Company’s plan, the Company will have the opportunity to appeal that decision to a Nasdaq Hearings Panel before any change to listing occurs.

On June 30, 2017, the Company filed a Form 12b-25 Notification of Late Filing with the Securities and Exchange Commission (the “SEC”) regarding its delayed Form 10-K. At that time, the Company expected that it would be able to file the Form 10-K within the 15-day extension period provided by Form 12b-25. The Company subsequently determined that it would be unable to do so, as the Company required additional time to fully consider appropriate attribution and purchase accounting treatment for its acquisition of certain equity interests in Delphax Technologies Inc. (“Delphax”) in November of 2015.

Since its November 2015 acquisition of equity interests in Delphax, the Company’s consolidated financial statements have reflected the attribution of 38 percent of Delphax’s net losses to Air T, Inc. stockholders and 62 percent of such losses to the holders of non-controlling interests of Delphax. The 38 percent reflects the Company’s effective ownership percentage in Delphax common stock based on its ownership of convertible Series B Preferred Stock of Delphax. A provision of the Stock Purchase Warrant (“Warrant”) issued by Delphax to the Company in November 2015 entitles the Company to receive dividend-equivalent payments in the event of any Delphax equity distributions as though the Company had already exercised the Warrant. This provision was structured to protect Air T, Inc. against dilution in its Warrant rights in the event of any unanticipated equity distribution by Delphax. Because this provision would entitle Air T, Inc. to a possible payment greater than the 38 percent share of the distribution attributable to its ownership of the Delphax Series B Preferred Stock, the Company is currently reassessing whether this provision should have had any impact on the attribution of Delphax losses between Air T, Inc. and the non-controlling Delphax interest holders. Should the Company’s reassessment result in a change to the attribution approach, a larger share of Delphax historical losses would be attributed to Air T, Inc. stockholders for financial reporting purposes. Likewise a larger share of future Delphax income or losses would be attributed to Air T, Inc.

stockholders. However, such changed attribution would have no impact on the Company’s historical reported or future consolidated net income (loss) or consolidated cash flows from operating, investing or financing activities.

The Company is also reviewing the impact of the above-mentioned Warrant on purchase accounting for its acquisition of interests in Delphax. The resolution of this matter is not anticipated to have any impact on our historical reported or future consolidated cash flows.

The Company issued a press release on July 24, 2017 disclosing receipt of the Notice, a copy of which is attached hereto as Exhibit 99.1.

Forward-Looking Statements

This Form 8-K contains statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, plans, objectives, expectations and intentions and other statements contained in this Form 8-K that are not historical facts and statements identified by words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “outlook” or words of similar meetings. These statements are based upon our current expectations, beliefs and various assumptions, and speak only as of the date hereof. There can be no assurance that we will realize these expectations or that these beliefs will prove correct. Examples of forward-looking statements include, but are not limited to, statements we make regarding the timing of the filing of the Form 10-K. Numerous factors, many of which are beyond our control, could cause actual results to differ materially from those expressed as forward looking statements. These factors include, but are not limited to, unanticipated delays or other events that could prevent Air T from completing the filing of its Form 10-K within the expected time period, the risk that contracts with major customers will be terminated or not extended, future economic conditions and their impact on the Company’s customers; the Company’s ability to recover on its investments, including its investments in Delphax Technologies, Inc.; the timing and amounts of future orders under the Company’s Global Ground Support subsidiary’s contract with the United States Air Force; inflation rates; competition; changes in technology or government regulation; information technology disruptions; the impact of future terrorist activities in the United States and abroad; and other factors that are described in the “Risk Factors” section in the Company’s Annual Report on Form 10-K filed with the SEC on June 29, 2016 and in the Company’s other filings with the SEC, which are available on the SEC’s website at www.sec.gov. A forward-looking statement is neither a prediction nor a guarantee of future events or circumstances, and those future events or circumstances may not occur. The Company is under no obligation, and it expressly disclaims any obligation, to update or alter any forward-looking statements, whether as a result of new information, future events or circumstances or other factors arising or coming to our attention after the date hereof.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibit 99.1 – Press release of Air T, Inc. dated July 24, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 24, 2017

AIR T, INC.

By:	/s/ Candice L. Otey
Candice L. Otey, Vice President-Finance, Chief Financial Officer, Secretary and Treasurer

Exhibit Index

Exhibit	Description

99.1	Press release of Air T, Inc. dated July 24, 2017

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